SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           _________________________

                                    FORM 8-K
                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934
                           _________________________
      Date of Report (date of earliest event reported):  FEBRUARY 25, 2011

                     MID-WISCONSIN FINANCIAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)

        WISCONSIN                     0-18542                 06-1169935
      (State or Other              (Commission File         (IRS Employer
       Jurisdiction of                 Number)               Identification
       Incorporation)                                        Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
          (Address of principal executive offices, including Zip Code)

                                 (715) 748-8300
               Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS: COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      On March 3, 2011, Mid-Wisconsin Financial Services, Inc. announced the departure of Mark A. King, Chief Financial Officer and Chief Operating Officer, effective February 25, 2011, and the appointment of Rhonda R. Kelley as the Company's Principal Accounting Officer. A press release containing this announcement is attached to this report as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 99.1  Press release dated March 3, 2011

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  March 3, 2011             By:  JAMES F. WARSAW
                                      James F. Warsaw
                                      President and Chief Executive Officer

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                                 EXHIBIT INDEX
                                       TO
                                    FORM 8-K
                                       OF
                     MID-WISCONSIN FINANCIAL SERVICES, INC.
                            DATED FEBRUARY 25, 2011
                  Pursuant to Section 102(d) of Regulation S-T
                         (17 C.F.R. Section 232.102(d))

EXHIBIT 99.1   PRESS RELEASE DATED MARCH 3, 2011